UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 10, 2003

                             BSD Medical Corporation
             (Exact name of registrant as specified in its charter)

           Delaware                      0-10783               75-15904
--------------------------------------------------------------------------------
(State or other jurisdiction          (Commission           (IRS Employer
       of incorporation)               File Number)          Identification)


                              2188 West 2200 South
                           Salt Lake City, Utah 84119
          (Address of principal executive offices, including Zip Code)


       Registrant's telephone number, including area code: (801) 972-5555


                                       N/A
          (Former name or former address, if changed since last report)


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                Item 5. Other Events and Regulation FD Disclosure

         On December 10, 2003, BSD Medical Corporation ("BSD") completed the sale of an aggregate of 239,600 shares of its common stock to three institutional investors. The shares of common stock were sold for cash consideration of $1.10 per share, or a total of $263,560, pursuant to the terms of the Securities Purchase Agreement dated November 28, 2003 among BSD and the investors identified therein, as amended, which agreement was filed with the Securities and Exchange Commission as Exhibit 4.2 to BSD's Annual Report on Form 10-KSB filed on December 1, 2003 (the "Purchase Agreement"). The sale and issuance of the 239,600 shares on December 10, 2003 occurred in addition to BSD's sale and issuance of 1,820,000 shares of common stock on November 28, 2003 pursuant to the Purchase Agreement. BSD has received $2,265,560 in aggregate proceeds from both closings of its private placement.

         All shares issued pursuant to the Purchase Agreement were issued in a private placement transaction pursuant to Section 4(2) and Regulation D under the Securities Act of 1933, as amended. As provided in the Purchase Agreement, BSD also agreed to cause a shelf registration statement covering the resale of all such shares to be filed no later than 60 days after the November 28, 2003.

         For the Purchase Agreement to permit the sale and issuance of the additional 239,600 shares in the December 10 closing, BSD and the investors that participated in the November 28 closing entered into Amendment No. 1 to the Securities Purchase Agreement. A copy of the amendment is attached to this Current Report on Form 8-K as Exhibit 99.1.

         Additionally, on December 10, 2003, as part of the consideration paid to BSD's placement agent for its private placement, T.R. Winston & Company, LLC ("T.R. Winston"), BSD issued to T.R. Winston and an affiliate of T.R. Winston each a warrant to purchase shares of BSD's common stock at an exercise price of $1.80 per share. The two warrants issued by BSD are together exercisable for up to a total of 102,980 shares and shall expire on November 28, 2006. These warrants replace the 91,000 share warrant BSD indicated it would issue to T.R. Winston in connection with the private placement in its Annual Report on Form 10-KSB filed on December 1, 2003. The warrants are attached to this Current Report on Form 8-K as Exhibits 99.2 and 99.3, respectively.

                    Item 7. Financial Statements and Exhibits

(c) Exhibits.

99.1 Amendment No. 1 to Securities Purchase Agreement dated December 10, 2003 among BSD Medical Corporation and the purchasers identified therein.

99.2 Warrant to Purchase 42,980 Shares of Common Stock dated December 10, 2003 issued by BSD Medical Corporation to T.R. Winston & Company, LLC.

99.3 Warrant to Purchase 60,000 Shares of Common Stock dated December 10, 2003 issued by BSD Medical Corporation to The Runnel Family Trust Dated 1/11/2000.

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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 18, 2003                  By: /s/  Hyrum Mead
                                           -------------------------------------
                                           President and Chief Executive Officer


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